
Copyright 2012 © David M. Cobb Photograph

GLACIER BANCORP, INC.

Montana, Idaho, Wyoming, Colorado, Utah & Washington

GLACIER BANCORP, INC.

Acquisition of

COMMUNITY BANK

November 5, 2014

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving Glacier Bancorp and Community Bank, Inc., including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which GBCI and Community Bank, Inc. operate; the ability to promptly and effectively integrate the businesses of Glacier Bank and Community Bank, Inc.; the reaction to the transaction of the companies' customers, employees, and counterparties; and the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management's current estimates, projections, expectations and beliefs. Glacier Bancorp undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this release. This statement is included for the express purpose of invoking PSLRA's safe harbor provisions.

Transaction Overview

- Glacier Bancorp will acquire Community Bank, Inc. ("Community Bank"), a Western Montana-based bank, with $180 million in assets
  - Transaction marks the fourth Glacier acquisition announcement in the past 20 months and the first in Montana since the Citizens Development acquisition in 2006
- Total transaction value of $25.0 million, consisting of $12.6 million in GBCI stock (443,649 shares) and $12.4 million in cash
  - Based on recent GBCI stock price of $28.47
- Montana Community Banks, Inc. (holding company for Community Bank) will be merged into Glacier Bancorp
- Community Bank will be merged into Glacier Bank and become part of the Glacier Bank and First Security Bank banking divisions
- Closing of transaction is subject to required regulatory approvals, Community Bank shareholder approval, and customary closing conditions
- Targeted closing date in first quarter of 2015

Community Bank, Inc./
Montana Community Banks, Inc.

COMMUNITY BANK

Branch Map



Kalispell
Bigfork
Flathead National Forest
Thompson Peak
Polson
UNITED STATES
Holland Peak
McDonald Peak
Goat Mountain
Superior
Seeley Lake
Red Mountain
Lolo National Forest
Community Bank branch location

Community Bank Inc. Financial Overview (9/30/2014)

($000s)	
Total Assets	$179,709
Gross Loans	94,428
Total Deposits	154,369
Noninterest-Bearing Deposits	41,680
Total Equity(1)	20,725
Tangible Equity(1)	20,725
LTM After-Tax Net Income (9/30/2014)	650
Non-Performing Assets/ Total Assets(2)	1.46%
Non-Accrual Loans / Gross Loans	2.42%
Loan Loss Reserve / Gross Loans	1.91%
Loans / Deposits	61.2%
Year Established	1910
# of Employees (FTE)	65
# of Branches	8

Source: Company Management & SNL Financial
(1) Holding company equity

- **Founded in 1910; headquartered in Ronan, Montana, with additional branches in Missoula, Polson, and Pablo**
- **Regional economy tied to tourism, agriculture, healthcare and government**
- **35% of loans in CRE; 16% in C&I; 12% in agriculture and farmland**
- **Liquid balance sheet, with loan to deposit ratio of 61%**
- **Low-cost core deposit base**
  - **Q3 2014 cost of funds is 0.32%, with 27% of deposits being non-interest bearing**
- **Sound and improving asset quality**
  - **Adjusted NPAs to Assets(2) of 1.46%**
  - **LLR/Loans of 1.91%**
- **LTM after-tax net income as of 9/30/14 of $650 thousand**
  - **Estimated 2015 after-tax net income (after cost saves and synergies) of $1.75 million**

(2) NPAs include non-accrual loans, loans 90 days+ past due, and OREO

Strategic Rationale

- Glacier adds a complementary bank in its core western Montana markets
  - Adds to existing presence in Missoula and Polson
  - Adds new markets of Ronan and Pablo
- In-market transaction will lead to synergies, as Community Bank branches will be combined into both Glacier Bank and First Security Bank banking divisions
- Outside of Glacier, Community Bank is the fifth largest bank headquartered in western Montana
- Strong and respected management team and board
- Long-term track record (104 year-old bank)



Libby
Whitefish
Columbia Falls
East Glacier Park
Heart Butte
Kalispell
Bigfork
Flathead National Forest
Thompson Falls
Polson
Superior
Seeley Lake
St. Joe National Forest
UNITED STATES
Lolo National Forest
Missoula
Lincoln
Community Bank branch location
Glacier branch location

- Diversified regional economy tied to tourism, agriculture, healthcare, and government
- Opportunity to better serve customers and grow through Glacier's expanded service offerings and higher lending limits

Source: SNL Financial

Financial Benefits

- Glacier adds $152 million in core deposits, 45% of which are transactional accounts (27% are non-interest bearing)
  - Average Q3 cost of funds: 0.32%
- Glacier adds $94 million diversified loan portfolio in a market area that Glacier knows well
- Favorable asset quality trends, with substantial improvements over the past few years
- Opportunity to drive substantial earnings growth through enhanced investment returns, surplus liquidity deployment and cost efficiencies
  - Immediate earnings impact through higher investment yields and readily available cost saves
- Further realization of Glacier's capital deployment strategy
- Glacier anticipates immediate EPS accretion of 0.4%[1] on a small transaction
- Glacier Tangible Book Value/Share dilution of 0.1%; estimated EPS accretion provides TBV dilution payback in approximately 1 year

(1) Excluding one-time transaction costs and assuming 75% realization of estimated cost-saves

Key Deal Terms and Assumptions

Transaction Value[(1)]:	$25.0 million
Stock/Cash Mix[(1)]:	50% stock (443,649 shares) 50% cash ($12.4 million)
Structure:	Fixed shares
Collars:	$23.76 to $32.14
Fair Value Marks:	
Loan Discount:	4%
OREO Discount:	10%
Fixed Asset Writedown:	17%
Core Deposit Intangible:	1.5%
Combined Transaction / Conversion Costs[(2)]:	$2.0 million
Estimated Cost-Saves[(3)]:	$1.1 million (15%), with 75% realization in Year 1
Estimated Investment Earnings Pick-up:	$1 million

(1) *Based on recent GBCI share price of $28.47*
(2) *Including employment and benefits plan costs, data processing conversion costs and penalties, and combined professional and advisory fees.*
(3) *Includes only specific itemized cost-saves that parties have identified for reduction or elimination following closing of the transaction.*

Transaction Multiples

Price / Tangible Book:	120.8%
Price / Earnings:	
Stated LTM Earnings (9/30/2014)[(1)]:	38.5x
Est. Pro Forma Year 1 After-Tax Earnings (incl. cost-saves and synergies)[(2)]:	14.3x
Expected 2015 EPS Accretion - Year 1:	0.4%
Tangible Book Value Per Share Dilution:	-0.1%

(1) Actual last twelve months' earnings assuming a 35% tax rate
(2) Estimated 2015 core earnings plus cost-saves (75% realized) and assuming a 35% tax rate

Concluding Observations

- Community Bank acquisition continues Glacier's tradition of adding high-quality regional banks that fit the Glacier community banking model
- Unique opportunity for an attractive in-market expansion in Glacier's core historical footprint
- Western Montana is an attractive growth market
- Pricing metrics, deal structure, and conservative assumptions reflective of Glacier's disciplined approach to acquisitions
- Community Bank management and staff provide Glacier with additional management talent, deep market knowledge, and strong customer relationships
- Under Glacier structure, Community Bank's employees will be able to focus even greater attention on customers and communities
  - With Glacier providing regulatory, operational, and financial support
- Transaction should enhance GBCI's long-term shareholder value